SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2013

XUMANII, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169280	90-09582397
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

PO Box 309, Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands
(Address of principal executive offices)
1-876-775-6074
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Xumanii, Inc.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 On January 4, 2013, Xumanii, Inc., a Nevada corporation (the "Company") issued a five percent (5%) Unsecured Convertible Promissory Note (the “Note”) to Atoll Finance Ltd. (“Atoll”) in the amount of Six Hundred Forty Two Thousand Two Hundred Forty Two US dollars ($642,242), (the “Loan”) to evidence funds originally advanced by Atoll to the Company on  June 7th 2012 ($200,000), August 29, 2012 ($200,000), October 18, 2012 (200,000), December 21, 2012 ($42,242).

The Note earns simple interest accruing at five percent (5%) per annum and matures on December 30, 2013.

The above description of the Note is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Note, this reference is made to the Note, which is filed hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note to Atoll Finance Ltd. Dated January 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   January 4, 2013

Xumanii, Inc.

By:   /s/ Aleandre Frigon

Name: Alexandre Frigon

Title:   President and Chief Executive Officer